Exhibit 24


                              POWERS OF ATTORNEY

                              POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ Thomas C. Williams
                                        ________________________________________
                                        Thomas C. Williams

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of Jan., 1996.


                                        /s/ David E. Manz
                                        ________________________________________
                                        David E. Manz

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ R. C. Burrows
                                        ________________________________________
                                        Richard C. Burrows

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ John R. Compo
                                        ________________________________________
                                        John R. Compo

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ Robert A. Fawcett, Jr.
                                        ________________________________________
                                        Robert A. Fawcett, Jr.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ Richard Z. Graham
                                        ________________________________________
                                        Richard Z. Graham

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ John H. Moore
                                        ________________________________________
                                        John H. Moore

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ Merlin W. Mygrant
                                        ________________________________________
                                        Merlin W. Mygrant

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ Steven D. VanDemark
                                        ________________________________________
                                        Steven D. VanDemark

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Rurban Financial Corp., an Ohio corporation which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1995, hereby constitutes and appoints Thomas C. Williams and David E. Manz as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of February, 1996.


                                        /s/ J. Michael Walz
                                        ________________________________________
                                        J. Michael Walz, D.D.S.